EXHIBIT 4.1

                    THIS COMMON STOCK CERTIFICATE IS PART OF
                    A UNIT CONSISTING OF ONE SHARE OF COMMON
                    STOCK  AND  ONE  REDEEMABLE COMMON STOCK
      NUMBER        PURCHASE  WARRANT,  AND  WILL   NOT   BE      SHARES
     MS  9655       SEPARATELY  TRANSFERABLE  OR  DETACHABLE
                    FROM     THE     ACCOMPANYING    WARRANT
                    CERTIFICATE  UNTIL  SEPTEMBER 9, 1987 OR
                    ON   SUCH   EARLIER   DATE   AS  MAY  BE
                    DETERMINED  BY  EDWARD  A.  VINER  & CO.
                    INC.,  THE  UNDERWRITER.

                          MEASUREMENT SPECIALTIES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

          COMMON STOCK                                 CUSIP 583421 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS
CERTIFIES
THAT                              SPECIMEN

is  the  owner  of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                          MEASUREMENT SPECIALTIES, INC.

transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and signatures of its duly authorized officers.

Dated:

                          MEASUREMENT SPECIALTIES, INC.
                                  INCORPORATED
                                      1981
                                   NEW JERSEY
                                       *
VICE PRESIDENT AND SECRETARY                                   PRESIDENT

                              AUTHORIZED SIGNATURE

COUNTERSIGNED:

     AMERICAN STOCK TRANSFER & TRUST COMPANY
BY               (NEW YORK, N.Y.)     TRANSFER AGENT

                          MEASUREMENT SPECIALTIES, INC.

               The Corporation will furnish any stockholder upon request without charge a statement of the powers, designations, preferences and rights, and the qualifications, limitations and restrictions of such preferences and rights, of all classes and series of the capital stock of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - .....Custodian.....
TEN ENT - as tenants by the entireties                       (Cust)      (Minor)
JT TEN  - as joint tenants with right                        under Uniform Gifts
          of survivorship and right as                       to    Minors    Act
          tenants in common                                  ...................
                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

                        --------------------------------

     For  Value  Received, _______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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__________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:____________________________

                              --------------------------------------------------
                              THE  SIGNATURE  TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH  THE NAME AS WRITTEN UPON THE FACE OF NOTICE:
                              THE  CERTIFICATE  IN  EVERY  PARTICULAR,  WITHOUT
                    NOTICE:   ALTERATION  OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature  Guaranteed: